Report of Independent
 Registered Public Accounting
Firm

To the Shareholders and
 Board of Trustees of
Federated Index Trust
In planning and performing
 our audit of the financial
statements of Federated
 Mini-Cap Index Fund,
Federated Mid-Cap Index
Fund, and Federated Max-Cap
 Index Fund (the three
 portfolios comprising
Federated Index Trust)
(the "Trust") as of and
 for the year ended
October 31, 2008, in
accordance with
the standards of the
 Public Company Accounting
Oversight Board (United States),
 we considered the
Trust's internal control over
 financial reporting,
including controls over
safeguarding securities,
 as a basis
for designing our auditing
 procedures for the purpose
 of expressing our opinion
 on the financial
statements and to comply
with the requirements of
Form N-SAR, but not for
the purpose of expressing
 an
opinion on the effectiveness
 of the Trust's internal
control over financial reporting.
Accordingly, we
express no such opinion.
The management of the Trust is
 responsible for establishing
 and maintaining effective
 internal control
over financial reporting.
In fulfilling this responsibility,
 estimates and judgments by
management are
required to assess the expected
benefits and related costs of
 controls. A company's internal
control over
financial reporting is a process
 designed to provide reasonable
 assurance regarding the
reliability of
financial reporting and the
preparation of financial
 statements for external
 purposes in accordance with
generally accepted accounting
principles. A company's
internal control over financial
 reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that,
in reasonable detail,
accurately and fairly reflect
 the transactions and
dispositions of the assets
 of the company; (2) provide
reasonable assurance that
transactions are recorded
 as necessary to permit
 preparation of financial
statements in accordance
with generally accepted
accounting principles, and
that receipts and
expenditures of the company
are being made only in
accordance with authorizations
 of management and
directors of the company;
and (3) provide reasonable
assurance regarding prevention
or timely detection
of unauthorized acquisition,
 use or disposition of a
company's assets that could
 have a material effect on
the financial statements.
Because of its inherent
limitations, internal control
over financial reporting
may not prevent or detect
misstatements. Also,
projections of any evaluation
 of effectiveness to future
 periods are subject to the
risk
that controls may become
 inadequate because of
changes in conditions,
 or that the degree of
compliance
with the policies or
 procedures may deteriorate.
A deficiency in internal
 control over financial
reporting exists when the
design or operation of a
 control
does not allow management
 or employees, in the
normal course of performing
 their assigned functions
, to
prevent or detect misstatements
on a timely basis. A material
weakness is a deficiency, or
 a combination
of deficiencies, in internal
 control over financial
reporting, such that there
 is a reasonable possibility
that a
material misstatement of
the company's annual or
interim financial statements
 will not be prevented or
detected on a timely basis.
Our consideration of the
Trust's internal control
over financial reporting
 was for the limited purpose
described in the first
paragraph and would not
 necessarily disclose
all deficiencies in
internal control that
might be material
weaknesses under standards
 established by the Public
Company Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Trust's internal control
 over financial
reporting and its operation,
 including controls over
safeguarding securities
that we consider to be a
material weakness as
defined above as of October
 31, 2008.
This report is intended
solely for the information
and use of management and
 the Board of Trustees of
Federated Index Trust and
 the Securities and
 Exchange Commission
 and is not intended
 to be and should
not be used by anyone
other than these specified
 parties.


       /s/ Ernst & Young LLP


Boston, Massachusetts
December 17, 2008